CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION   10/24/05

[$9,450,000]

Classes B-4 & B-5

Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[U.S. Bank, N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

[$9,450,000] (Approximate)

Classes B-4 & B-5

Home Equity Pass-Through Certificates, Series 2005-9

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
B-4	6,750,000		I & II	Subordinate/Adj	LIBOR + [ ]%	[3.8]	BB+ / --- / BBB-/ BBB low
B-5	2,700,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[3.5]	BB / --- / BB+ / BB high
Total	9,450,000	-

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A -1	-	240,000,000	I	Senior/Adj	LIBOR + [ ]%	1.9	AAA / Aaa / AAA / AAA
2-A-1	-	265,000,000	II	Senior/Adj/Sequential	LIBOR + [ ]%	1.0	AAA / Aaa / AAA / AAA
2-A-2	-	82,000,000	II	Senior/Adj/Sequential	LIBOR + [ ]%	2.0	AAA / Aaa / AAA / AAA
2-A-3	79,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	3.0	AAA / Aaa / AAA / AAA
2-A-4	39,150,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	5.7	AAA / Aaa / AAA / AAA
M-1	34,200,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.7	AA+ / Aa1 / AA+ / AA high
M-2	30,150,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.5	AA+ / Aa2 / AA+ / AA high
M-3	21,150,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.3	AA / Aa3 / AA / AA
M-4	14,850,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.2	AA- / A1 / AA / AA low
M-5	14,850,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.2	A+ / A2 / AA / A high
M-6	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.2	A / A3 / A+ / A
M-7	13,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.1	A- / Baa1 /A / A
M-8	9,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	4.1	BBB+/ Baa2/ A / A low
B-1	9,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	4.1	BBB / Baa3/ A- / A low
B-2	7,200,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	4.1	BBB / Ba1 / BBB+ / BBB high
B-3	9,000,000		I & II	Subordinate/Adj	LIBOR + [ ]%	4.0	BBB- / Ba2 / BBB / BBB
R (3)	50	-	II	Residual	LIBOR + [ ]%	N/A	AAA / --- / AAA / AAA
P (4)	50	-	I & II	Prepayment Penalties	N/A	N/A	AAA / --- / AAA / AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A
Total	294,550,100	587,000,000

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 4.19% and 4.48%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Acceptance Corp.
Servicers:

Select Portfolio Servicing, Inc. (“SPS”) (approximately [52.5%]), Wells Fargo Bank, N.A. (approximately [30.0%]) and Ocwen Loan Servicing, L.L.C. (approximately [17.5%]).  Refer to additional information about SPS on page 14 herein.

Trustee:	[U.S. Bank National Association]
Swap Provider:	Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]
Loss Mitigation Advisor:	The MurrayHill Company
Cut-off Date:	On or about November 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [December 2, 2005], Closing Date [December 1, 2005]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in December 2005.
Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:	The Certificates are expected to be rated by Fitch, S&P, and DBRS as shown below: Class B-4: BB+ / BBB-/ BBB low Class B-5: BB / BB+ / BB high
Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [10.0%] - [15.0%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class B-4 and Class B-5 Certificates.
ERISA Eligibility:	It is not expected that the Class B-4 and Class B-5 may be purchased by employee benefit plans that are subject to ERISA.
SMMEA Treatment:	It is not expected that the Class B-4 and Class B-5 Certificates will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 1, less the Principal Balance of the Class 1-A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 2, less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) up to the amount required to maintain the required overcollateralization amount for such date, and (7) regarding the February 2006 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 12).  Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.75]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full,

prior to distributions to Certificateholders.

Credit Enhancement:	1. Excess cashflow.
2. Net Swap Payments received from the Swap Provider (if any)
3. Overcollateralization. 4. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
B-4	[ 1.30%]	[ 1.30%]	[ 2.60%]
B-5	[ 1.00%]	[ 1.00%]	[ 2.00%]

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.00%] of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.00%] of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Most Senior Enhancement Percentage:

With respect to any Distribution Date and the any class of certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of those classes which are lower in priority and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:

The earlier to occur of (1) the first Distribution Date following the Distribution Date on which the principal balance of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 are reduced to zero and (2) the later to occur of (i) the Distribution Date in December 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [43.30%].

Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [36.0%] of the Most Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

December 2007 – November 2008

[1.30%]*

December 2008 – November 2009

[2.90%]*

December 2009 – November 2010

[4.50%]*

December 2010 – November 2011

[5.80%]*

December 2011 and thereafter

[6.45%]*

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to I Certificateholders:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.   To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.  To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class M-8 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

18.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

19.

To the Class B-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

20.   For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w)

the Class R Certificates, second (x) on the distribution date in September 2010, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, in that order, and then fourth (z) to the Class 1-A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the required overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 Certificates and then to (y) the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) to the extent of the Monthly Excess Interest derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i)  to the Class M-8 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(l) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(m) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

(n) to the Class B-5 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

2.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

3. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; ** 4. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **
5. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; ** 6. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **
7. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

8.

To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

9.

To the Class M-8 Certificates, any unpaid realized loss amounts for such Class; **

10.  To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

11.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

12.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

13.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class; **

14.  To the Class B-5 Certificates, any unpaid realized loss amounts for such Class; **

15. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

16.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.   To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class M-8 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

24.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

25.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

26.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

27.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

28.

To the Class B-5 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

29.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

30.   To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

31.   To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

32.

To the Class R Certificates, any remaining amount.

**

Distributions pursuant to line items 2 through 28 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts to the Certificates on such date.  Refer to page 13 for priorities of the payments from the Swap Account.

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, and extending twelve months beyond, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (b) during the respective adjustable rate period, zero.

	Notional			Notional
Period	Amount	Factor	Period	Amount	Factor
1	-	-	31	2,004,100	100.00000
2	8,848,900	100.00000	32	1,906,400	100.00000
3	8,658,700	100.00000	33	1,693,600	100.00000
4	8,448,300	100.00000	34	1,609,300	100.00000
5	8,244,500	100.00000	35	419,900	100.00000
6	8,007,500	100.00000	36	402,300	100.00000
7	7,768,200	100.00000	37	386,300	100.00000
8	7,514,100	100.00000	38	372,000	100.00000
9	7,241,900	100.00000	39	358,400	100.00000
10	6,960,400	100.00000	40	345,300	100.00000
11	6,662,500	100.00000	41	332,100	100.00000
12	6,363,200	100.00000	42	320,000	100.00000
13	6,096,000	100.00000	43	308,400	100.00000
14	5,840,000	100.00000	44	294,500	100.00000
15	5,594,500	100.00000	45	280,300	100.00000
16	5,359,100	100.00000	46	270,300	100.00000
17	5,133,200	100.00000	47	221,500	100.00000
18	4,917,000	100.00000	48	212,700	100.00000
19	4,709,200	100.00000	49	205,800	100.00000
20	4,486,900	100.00000	50	199,100	100.00000
21	4,276,100	100.00000	51	192,600	100.00000
22	3,854,000	100.00000	52	186,300	100.00000
23	3,475,300	100.00000	53	180,300	100.00000
24	3,137,300	100.00000	54	174,400	100.00000
25	2,845,900	100.00000	55	168,800	100.00000
26	2,583,500	100.00000	56	163,300	100.00000
27	2,455,300	100.00000	57	157,900	100.00000
28	2,332,800	100.00000	58	152,400	100.00000
29	2,218,500	100.00000	59	142,700	100.00000
30	2,106,900	100.00000	60	138,100	100.00000

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.75%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

Swap Payments:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 8)) on each Distribution Date in the following order of priority:

1.

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2.

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1.

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3.

To the Principal Remittance Amount, up to the amount required to maintain the required overcollateralization amount for such date;

4.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

5.    To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1,        Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

6.     To the Class X Certificates.

On any Distribution Date, amounts distributed pursuant to paragraph 3 above will be limited to Realized Losses on the mortgage loans incurred during the related or prior Collection Periods with respect to which amounts were not previously distributed from the Swap Account described herein.

Swap Provider Downgrade Provisions:

If the Swap Provider's ratings fall below:

·   a short-term credit rating of “A-1” by Standard & Poor's; or

·   a short-term credit rating of “P-1” or long-term credit rating of “A1” by Moody's;

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

·   furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's, “Aa3” by Moody's and “A” by Fitch;

·   post collateral according to the terms of the Swap Agreement; or

·   replacing the Swap Provider with a party that has a rating greater than or equal to ‘A+” by Standard & Poor's and “A1”, “P-1” by Moody's and “F-1” by Fitch.

Replacement of a Swap Agreement following Termination:

If the credit ratings of the Swap Provider are downgraded to a rating level below “BBB-“ by Standard & Poor’s, “A3” or “P-2” by Moody’s or “BBB+” or “F-2" by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

Select Portfolio Servicing, Inc. (SPS):

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service.  Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement.  The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief.  The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS.  Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law.  The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose.  As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court.

On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners.  A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law.  This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices.  As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD.  While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations.  At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders.  As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies.  No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future.  It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future.  Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events.  In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On October 4, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, acquired all of the outstanding stock of SPS’s parent from the prior shareholders.

BOND SUMMARY

To Call

Class B-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.4	4.9	3.8	3.2	2.5	2.0
First Pay (Month/Year)	Sep09	Dec08	Dec08	Nov08	Mar08	Nov07
Last Pay (Month/Year)	Dec16	Feb13	Feb11	Nov09	Dec08	Dec07
Class B-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.7	4.4	3.5	3.0	2.3	2.0
First Pay (Month/Year)	Sep09	Dec08	Dec08	Nov08	Mar08	Nov07
Last Pay (Month/Year)	Aug14	Aug11	Jan10	Jan09	Apr08	Nov07

To Maturity

Class B-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.4	4.9	3.8	3.2	2.5	2.0
First Pay (Month/Year)	Sep09	Dec08	Dec08	Nov08	Mar08	Nov07
Last Pay (Month/Year)	Dec16	Feb13	Feb11	Nov09	Dec08	Dec07
Class B-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.7	4.4	3.5	3.0	2.3	2.0
First Pay (Month/Year)	Sep09	Dec08	Dec08	Nov08	Mar08	Nov07
Last Pay (Month/Year)	Aug14	Aug11	Jan10	Jan09	Apr08	Nov07

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR						Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	8.31%	26	8.12%	51	9.28%	1	8.31%	26	11.78%	51	11.56%
2	6.03%	27	8.12%	52	10.22%	2	11.95%	27	11.77%	52	12.79%
3	6.03%	28	8.50%	53	9.27%	3	11.95%	28	12.57%	53	11.54%
4	6.24%	29	8.81%	54	9.56%	4	13.22%	29	11.75%	54	11.92%
5	6.04%	30	9.15%	55	9.26%	5	11.94%	30	12.14%	55	11.52%
6	6.11%	31	8.94%	56	9.55%	6	12.34%	31	11.74%	56	11.89%
7	6.04%	32	9.16%	57	9.25%	7	11.94%	32	12.12%	57	11.50%
8	6.12%	33	8.96%	58	9.25%	8	12.33%	33	11.72%	58	11.49%
9	6.05%	34	8.96%	59	9.54%	9	11.93%	34	11.71%	59	11.86%
10	6.06%	35	9.55%	60	9.25%	10	11.93%	35	12.09%	60	11.47%
11	6.14%	36	9.29%	61	9.60%	11	12.32%	36	11.70%	61	11.83%
12	6.08%	37	9.58%	62	9.28%	12	11.92%	37	12.08%	62	11.44%
13	6.16%	38	9.28%	63	9.28%	13	12.32%	38	11.68%	63	11.43%
14	6.09%	39	9.28%	64	10.27%	14	11.92%	39	11.67%	64	12.65%
15	6.09%	40	10.21%	65	9.27%	15	11.91%	40	12.91%	65	11.41%
16	6.37%	41	9.32%	66	9.57%	16	13.18%	41	11.65%	66	11.78%
17	6.11%	42	9.60%	67	9.26%	17	11.90%	42	12.03%	67	11.39%
18	6.20%	43	9.31%	68	9.56%	18	12.30%	43	11.63%	68	11.76%
19	6.12%	44	9.60%	69	9.25%	19	11.90%	44	12.01%	69	11.37%
20	6.23%	45	9.30%			20	12.29%	45	11.62%
21	6.14%	46	9.30%			21	11.89%	46	11.61%
22	6.16%	47	9.59%			22	11.87%	47	11.98%
23	8.27%	48	9.30%			23	12.24%	48	11.59%
24	8.11%	49	9.58%			24	11.82%	49	11.97%
25	8.29%	50	9.29%			25	12.19%	50	11.57%

_______________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.48% and one-month LlBOR is 4.19%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments from the Swap Agreement.  The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class B-4	6.05%	5.83%	6.30%	6.04%
Class B-5	5.65%	5.48%	5.80%	5.61%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.1	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.3	5.35	76.1	672
5.51 - 6.00	279	80,067,022	8.9	5.85	77.0	652
6.01 - 6.50	567	147,768,431	16.5	6.34	77.0	650
6.51 - 7.00	950	225,025,634	25.1	6.80	79.2	642
7.01 - 7.50	738	161,723,241	18.0	7.29	80.0	625
7.51 - 8.00	662	129,715,902	14.4	7.78	81.7	615
8.01 - 8.50	309	47,803,193	5.3	8.29	82.1	592
8.51 - 9.00	255	38,864,596	4.3	8.75	83.0	593
9.01 - 9.50	136	14,424,371	1.6	9.27	83.2	578
9.51 - 10.00	163	10,827,154	1.2	9.81	83.9	600
10.01 - 10.50	165	7,376,590	0.8	10.36	92.7	607
10.51 - 11.00	88	5,801,407	0.6	10.78	86.4	584
11.01 - 11.50	139	4,073,486	0.5	11.32	95.2	622
11.51 - 12.00	32	1,044,283	0.1	11.81	92.6	596
12.01 - 12.50	43	1,056,718	0.1	12.42	89.3	579
12.51 - 13.00	12	658,417	0.1	12.80	74.9	535
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	4	148,312	0.0	14.18	62.4	586
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
437 - 450	1	49,685	0.0	10.63	90.0	437
451 - 475	6	503,156	0.1	10.77	82.4	468
476 - 500	13	1,551,640	0.2	10.50	71.8	494
501 - 525	137	25,110,337	2.8	8.48	75.3	513
526 - 550	199	41,392,397	4.6	7.97	76.0	539
551 - 575	346	67,689,530	7.5	7.56	77.5	564
576 - 600	736	112,022,048	12.5	7.49	80.3	588
601 - 625	939	171,948,527	19.1	7.15	79.9	613
626 - 650	848	167,703,598	18.7	6.98	80.4	638
651 - 675	659	139,168,569	15.5	6.86	80.4	662
676 - 700	353	81,077,588	9.0	6.89	80.3	687
701 - 725	184	43,637,158	4.9	6.78	80.1	711
726 - 750	104	24,928,585	2.8	6.80	81.3	737
751 - 775	62	14,497,147	1.6	6.69	82.0	761
776 - 800	29	6,753,813	0.8	6.73	79.7	786
801 - 802	1	175,332	0.0	6.20	90.0	802
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,176 - 50,000	501	13,086,254	1.5	10.54	95.0	627
50,001 - 100,000	788	60,787,569	6.8	8.21	80.9	620
100,001 - 150,000	866	107,140,188	11.9	7.50	79.9	620
150,001 - 200,000	675	118,030,544	13.1	7.25	78.5	620
200,001 - 250,000	489	110,378,693	12.3	7.06	78.5	626
250,001 - 300,000	393	107,627,475	12.0	6.92	78.3	631
300,001 - 350,000	280	90,918,052	10.1	6.86	80.1	636
350,001 - 400,000	217	81,236,156	9.0	6.80	80.2	639
400,001 - 450,000	140	59,631,751	6.6	6.73	80.2	646
450,001 - 500,000	105	50,275,376	5.6	6.98	80.9	637
500,001 - 550,000	50	26,124,440	2.9	6.78	81.0	638
550,001 - 600,000	46	26,394,071	2.9	7.02	82.5	635
600,001 - 650,000	31	19,392,560	2.2	6.97	80.4	644
650,001 - 700,000	13	8,754,768	1.0	6.81	80.5	629
700,001 - 750,000	13	9,575,790	1.1	7.10	75.4	663
750,001 - 800,000	2	1,584,925	0.2	6.50	80.0	682
800,001 - 850,000	2	1,672,707	0.2	6.75	71.3	670
850,001 - 900,000	3	2,627,149	0.3	7.74	71.2	637
950,001 - 997,377	3	2,970,642	0.3	7.48	68.8	664
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.44 - 50.00	106	16,175,446	1.8	7.25	42.0	604
50.01 - 55.00	56	11,039,662	1.2	6.95	53.1	606
55.01 - 60.00	72	13,816,172	1.5	7.16	58.0	611
60.01 - 65.00	128	29,984,700	3.3	6.87	63.4	619
65.01 - 70.00	215	48,784,099	5.4	7.10	68.8	613
70.01 - 75.00	303	66,259,556	7.4	7.07	74.0	609
75.01 - 80.00	2,072	447,584,041	49.8	6.90	79.8	642
80.01 - 85.00	347	81,695,805	9.1	7.42	84.4	612
85.01 - 90.00	603	130,278,602	14.5	7.45	89.6	625
90.01 - 95.00	133	23,645,186	2.6	7.73	94.7	642
95.01 - 100.00	582	28,945,840	3.2	9.55	99.9	648
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	1,019	157,389,414	17.5	7.65	81.3	629
0.5	20	2,377,984	0.3	7.25	84.3	630
1.0	279	76,940,460	8.6	7.12	79.9	636
2.0	2,527	529,112,871	58.9	7.03	79.7	630
3.0	733	128,495,479	14.3	7.13	78.4	633
5.0	39	3,892,902	0.4	8.46	72.5	604
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,906	506,499,484	56.4	7.06	80.3	620
Reduced	566	124,751,923	13.9	7.38	81.5	648
No Income/ No Asset	26	3,987,216	0.4	8.44	70.3	634
Stated Income / Stated Assets	1,119	262,970,487	29.3	7.25	78.1	643
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,287	835,904,982	93.1	7.13	79.7	629
Second Home	33	7,464,380	0.8	7.26	84.4	647
Investor	297	54,839,747	6.1	7.66	80.6	649
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,098	340,569,465	37.9	6.81	77.7	639
Florida	563	97,602,761	10.9	7.40	80.4	626
New York	134	36,853,973	4.1	7.17	80.9	644
Arizona	222	35,661,147	4.0	7.23	79.6	627
Illinois	175	32,426,634	3.6	7.41	81.6	613
Nevada	139	30,699,852	3.4	7.25	79.3	619
Maryland	122	29,611,326	3.3	7.10	80.7	617
Virginia	115	25,051,521	2.8	7.37	82.0	623
New Jersey	83	23,846,743	2.7	7.36	80.5	629
Washington	127	23,348,297	2.6	7.03	79.9	632
Oregon	114	18,855,721	2.1	7.17	80.7	638
Colorado	118	18,668,702	2.1	7.05	81.0	635
Texas	189	17,277,210	1.9	8.06	83.1	622
Georgia	135	16,852,294	1.9	7.54	84.0	617
Ohio	144	13,395,737	1.5	7.74	82.7	616
Other	1,139	137,487,726	15.3	7.57	81.7	624
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,437	417,515,784	46.5	7.25	82.4	649
Refinance - Rate Term	140	24,058,898	2.7	7.35	77.1	608
Refinance - Cashout	2,040	456,634,428	50.8	7.08	77.5	615
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	15	3,780,652	0.4	7.27	82.5	616
Arm 2/28	3,065	675,616,018	75.2	7.10	79.8	630
Arm 2/28 - Balloon 40/30	254	63,264,641	7.0	6.81	78.8	617
Arm 3/27	301	57,769,174	6.4	7.24	78.9	638
Arm 3/27 - Balloon 40/30	8	1,788,699	0.2	7.13	80.0	627
Arm 5/25	45	11,686,859	1.3	6.79	76.3	658
Arm 6 Month	9	2,345,948	0.3	6.86	71.8	642
Fixed Balloon 30/15	238	11,156,361	1.2	10.45	98.8	656
Fixed Rate	682	70,800,757	7.9	7.60	78.8	632
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,771	709,987,095	79.0	7.17	79.7	629
PUD	340	77,997,069	8.7	7.04	80.0	634
Condo	279	51,722,024	5.8	7.27	81.1	638
2 Family	166	43,605,607	4.9	7.07	78.7	648
3-4 Family	57	14,522,091	1.6	7.65	79.1	635
Manufactured Housing	4	375,224	0.0	10.80	76.9	579
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	8,076,137	1.0	7.01	80.9	658
4.01 - 4.50	72	17,676,359	2.2	6.38	78.9	643
4.51 - 5.00	154	41,968,546	5.1	6.05	79.1	658
5.01 - 5.50	379	89,873,027	11.0	6.45	78.9	646
5.51 - 6.00	1,096	264,674,088	32.4	6.83	79.1	638
6.01 - 6.50	633	133,028,385	16.3	7.12	80.6	633
6.51 - 7.00	980	209,153,713	25.6	7.65	79.7	609
7.01 - 7.50	199	32,074,831	3.9	7.93	80.7	614
7.51 - 8.00	95	13,397,965	1.6	8.52	80.6	591
8.01 - 8.50	32	4,523,450	0.6	8.85	84.6	595
8.51 - 9.25	21	1,805,491	0.2	9.78	78.7	613
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	62	6,066,435	0.7	9.91	74.4	585
4 - 6	34	3,600,356	0.4	9.13	76.2	614
7 - 9	3	434,938	0.1	8.62	90.4	581
10 - 12	13	3,447,352	0.4	7.14	81.9	621
13 - 15	6	1,609,367	0.2	6.95	74.2	668
16 - 18	16	3,721,093	0.5	7.08	81.2	609
19 - 21	1,351	320,128,957	39.2	7.07	80.8	624
22 - 24	1,907	409,623,228	50.2	7.06	78.9	634
25 - 27	1	220,096	0.0	7.26	53.5	549
28 - 30	7	948,430	0.1	7.21	83.3	627
31 - 33	74	17,018,757	2.1	6.94	78.9	638
34 - 36	178	37,746,123	4.6	7.03	79.1	645
37 >=	45	11,686,859	1.4	6.79	76.3	658
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	98	28,746,786	3.5	5.81	79.3	662
11.51 - 12.00	198	56,196,160	6.9	6.06	79.6	657
12.01 - 12.50	421	105,962,054	13.0	6.38	78.2	654
12.51 - 13.00	745	176,975,227	21.7	6.68	78.8	642
13.01 - 13.50	579	129,728,737	15.9	7.02	78.7	628
13.51 - 14.00	528	119,742,367	14.7	7.33	80.4	621
14.01 - 14.50	341	72,254,278	8.9	7.59	79.8	609
14.51 - 15.00	350	64,881,262	7.9	8.02	82.1	612
15.01 - 15.50	147	23,911,040	2.9	8.46	82.6	600
15.51 - 16.00	125	21,037,159	2.6	8.91	81.4	586
16.01 - 16.50	60	7,635,469	0.9	9.35	83.1	560
16.51 - 17.00	43	4,275,871	0.5	10.12	77.6	567
17.01 - 17.50	23	1,838,120	0.2	10.36	80.2	561
17.51 - 18.00	14	1,696,279	0.2	10.84	74.7	521
18.01 - 21.20	25	1,371,181	0.2	12.28	72.9	561
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	836,700	0.1	6.51	77.5	669
4.51 - 5.50	85	24,269,304	3.0	5.47	75.9	666
5.51 - 6.00	281	79,242,767	9.7	5.88	77.3	650
6.01 - 6.50	535	139,722,223	17.1	6.37	77.6	649
6.51 - 7.00	869	211,125,845	25.9	6.82	79.4	640
7.01 - 7.50	641	141,448,752	17.3	7.29	80.4	625
7.51 - 8.00	574	116,137,923	14.2	7.79	81.9	615
8.01 - 8.50	269	44,275,522	5.4	8.30	82.4	591
8.51 - 9.00	215	34,337,709	4.2	8.76	83.0	589
9.01 - 9.50	87	11,824,125	1.4	9.27	80.7	567
9.51 - 10.00	54	6,078,519	0.7	9.83	76.1	561
10.01 - 10.50	26	2,178,109	0.3	10.29	80.0	557
10.51 - 11.00	26	3,098,088	0.4	10.76	74.8	536
11.01 - 11.50	11	668,977	0.1	11.24	79.7	604
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 14.58	10	456,982	0.1	13.39	70.6	554
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	1,560,715	0.2	6.87	74.0	615
1.50	68	19,291,969	2.4	6.72	78.5	642
2.00	1,060	277,914,611	34.0	7.02	80.9	630
3.00	2,562	517,484,697	63.4	7.13	79.0	630
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,689	346,666,632	42.5	6.98	78.9	640
1.50	1,260	278,446,644	34.1	7.21	81.7	624
2.00	748	191,138,716	23.4	7.11	77.7	621
Total:	3,697	816,251,992	100.0	7.08	79.6	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,438	568,778,269	63.3	7.45	79.9	618
24	26	6,972,607	0.8	6.74	80.0	640
36	6	2,539,249	0.3	6.98	82.6	643
60	1,045	292,064,223	32.5	6.68	79.3	652
120	102	27,854,762	3.1	6.69	80.7	659
Total:	4,617	898,209,110	100.0	7.17	79.8	631

*

Note, for second liens, CLTV is employed in this calculation.